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                                                                      Exhibit 21

                        Subsidiaries of Hub Group, Inc.
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SUBSIDIARIES                                                JURISDICTION OF
                                                      INCORPORATION/ORGANIZATION
Hub City Terminals, Inc.                                        Delaware

Hub City Alabama, L.P.                                          Delaware

Hub City Atlanta, L.P.                                          Delaware

Hub City Boston, L.P.                                           Delaware

Hub City Canada, L.P.                                           Delaware

Hub City Cleveland, L.P.                                        Delaware

Hub City Dallas, L.P.                                           Delaware

Hub City Detroit, L.P.                                          Delaware

Hub City Florida, L.P.                                          Delaware

Hub City Golden Gate, L.P.                                      Delaware

Hub City Houston, L.P.                                          Delaware

Hub City Indianapolis, L.P.                                     Delaware

Hub City Kansas City, L.P.                                      Delaware

Hub City Los Angeles, L.P.                                      Delaware

Hub City Mid Atlantic, L.P.                                     Delaware

Hub City New Haven, L.P.                                        Delaware

Hub City New Orleans, L.P.                                      Delaware

Hub City New York State, L.P.                                   Delaware

Hub City New York-New Jersey, L.P.                              Delaware

Hub City North Central, L.P.                                    Delaware

Hub City Ohio, L.P.                                             Delaware

Hub City Philadelphia, L.P.                                     Delaware

Hub City Pittsburgh, L.P.                                       Delaware

Hub City Portland, L.P.                                         Delaware

Hub City Rio Grande, L.P.                                       Delaware

Hub City St. Louis, L.P.                                        Delaware

Hub City Tennessee, L.P.                                        Delaware

Hub Group Associates, Inc.                                      Illinois

Hub Highway Services                                            Illinois

Hub Group Distribution Services                                 Illinois
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
Hub Holdings, Inc.                                               Delaware

Q.S. of Illinois, Inc.                                           Illinois

Quality Services L.L.C.                                          Missouri

Quality Services of Kansas, L.L.C.                                Kansas

Quality Services of New Jersey, L.L.C.                          New Jersey

Quality Services of Michigan L.L.C.                              Michigan

Q.S. of Georgia, L.L.C.                                           Georgia
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